FEDERATED STRATEGIC VALUE FUND
A Portfolio of Federated Equity Funds

Class A Shares
Class C Shares
Supplement to Prospectus dated December 31, 2007

Please delete the section entitled “Rule 12b-1 Fees” in its entirety and replace with the following:

RULE 12B-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets of the Fund’s Class A Shares and 0.75% of average net assets of the Fund’s Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

June 24, 2008

Cusip 314172586
Cusip 341725781

38610 (6/08)